Exhibit 99.1

ACE Convergence Acquisition Corp. and Tempo Automation, Inc. Announce Closing of Business Combination; Tempo Automation Holdings, Inc. to Trade on Nasdaq Under Ticker Symbols "TMPO" and “TMPOW”

SAN FRANCISCO, Nov. 23, 2022 (GLOBE NEWSWIRE) — Tempo Automation, Inc., a leading software-accelerated electronics manufacturer, today announced that it completed its business combination with ACE Convergence Acquisition Corp. (“ACE”) (Nasdaq: ACEV), a special purpose acquisition company traded on Nasdaq. ACE’s shareholders approved the business combination at an extraordinary general meeting held on November 17, 2022.

Following the merger, the combined company will operate under the name “Tempo Automation Holdings, Inc.” (“Tempo Automation”). Beginning on November 23, 2022, Tempo Automation’s common stock and warrants will trade on Nasdaq under the ticker symbols “TMPO” and “TMPOW”, respectively.

Tempo Automation’s experienced management team will continue to be led by Chief Executive Officer Joy Weiss and Chief Financial Officer Ryan Benton. Ms. Weiss commented, “We are excited to begin our journey as a publicly traded company and continue executing on our vision of building the preeminent electronics manufacturer serving the approximately $290 billion U.S. prototype and on-demand manufacturing market.”

“It’s been an honor helping Tempo Automation on their path to becoming a publicly traded company, where they can leverage the public market capital to scale, and realize their vision of becoming the leader in the software driven PCB Prototyping industry,” said Behrooz Abdi, Chairman and CEO of ACE and incoming Chairman of the Board of Tempo Automation.

About Tempo Automation

Tempo Automation is a leading software-accelerated electronics manufacturer, revolutionizing the way top companies innovate and bring new products to market. Tempo's Accelerated Electronics Manufacturing Platform optimizes the complex process of PCBA manufacturing to deliver unmatched quality, speed and agility, unlike any other low-volume manufacturer. The platform’s all-digital process automation, data-driven intelligence, and connected smart factory create a breakthrough competitive advantage for customers. From rockets to robots, autonomous cars to drones, many of the fastest-moving companies in industrial tech, medical technology, space, and other industries partner with Tempo Automation to accelerate innovation. Learn more at tempoautomation.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities, (ii) the impact of the global COVID-19 pandemic, (iii) the enforceability of Tempo Automation’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, (iv) cyber security risks or potential breaches of data security, (v) the ability of Tempo Automation to protect the intellectual property and confidential information of its customers and (vi) the risk of downturns in the highly competitive additive manufacturing industry. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus filed by ACE on November 1, 2022, and the other documents filed by Tempo Automation from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo Automation assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Tempo Automation does not give any assurance that it will achieve its expectations.

Investor Relations Contact:

Mark Roberts

Mark@blueshirtgroup.com

tempoautomation@blueshirtgroup.com